Deutsche Bank @
INDB 2005-AR1
Preliminary Collateral Analysis
Loans with Simultaneous Seconds
742 records
Balance: 190,432,854

Selection Criteria: Loans with Simultaneous Seconds
Table of Contents

1. Summary Statistics
2. Conf vs. Nonconf
3. Product Type
4. Doc Type
5. Occupancy
6. Original Principal Bal ($)
7. Current Principal Bal($)
8. Rem Term to Stated Mat
9. Stated Original Term
10. Seasoning
11. Loan Purpose
12. Property Type
13. Mortgage Rate (%)
14. Original Loan-to-Value Ratio (%)
15. Lien Status
16. Sim. Second
17. Combined Loan-to-Value Ratio (%) (includes Sim Seconds)
18. LTV gt 80, PMI
19. Appraisal Type
20. Effective Loan-to-Value Ratio (%)
21. Top 10 States
22. FICO Score
23. Back DTI
24. Monthly Payments ($)
25. IO Flag
26. IO Term
27. Prepay Flag
28. Prepayment Penalty Months

1. Summary Statistics

As-of / Cut-off Date: 2005-09-01
Number of Loans: 742
Total Original Balance: 190,452,068.22
Maximum Original Balance: 868,000.00
Minimum Original Balance: 38,000.00
Average Original Balance: 256,673.95
Total Current Balance: 190,432,853.90
Maximum Current Balance: 868,000.00
Minimum Current Balance: 37,971.08
Average Current Balance: 256,648.05
Weighted Average Coupon: 6.374
Maximum Coupon: 9.250
Minimum Coupon: 4.375
Weighted Average Net Coupon: 5.999
Service Fee: 0.375
Weighted Average Remaining Term: 358.55
Weighted Average Seasoning: 1.45
Top 3 States: CA(40%),VA(10%),FL(9%)
% California: 39.55
Top 3 Zip Codes: 92563(1%),22079(1%),22193(1%)
Weighted Average Current LTV: 79.89
% of portfolio with LTV over 80%: 0.29
% of portfolio with LTV over 80% & no MI: 0.15
% with LPMI: 0.00
Weighted Average LPMI: 0.000
Weighted Average FICO Score: 677
Min Fico: 594
% of portfolio missing FICO Scores: 0.00
% of portfolio conforming: 69.91
% of portfolio Jumbo: 30.09
% of portfolio with Full/Alt Docs: 42.65
% Owner Occupied: 99.6
% Investment: 0.4

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2. Conf vs. Nonconf

% of
Conf	Number	Current	Current
vs.	of	Principal	Principal
Nonconf	Loans	Balance	Balance
Non-conforming Loan Balance	123	57,294,124.95	30.09

Conforming Loan Balance	619	133,138,728.95	69.91
Total:	742	190,432,853.90	100

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3. Product Type

			% of
	Number	Current	Current
Product	of	Principal	Principal
Type	Loans	Balance	Balance
ARM - 2 Year/6 Month	36	6,163,004.53	3.24
ARM - 2 Year/6 Month-IO	426	113,490,181.21	59.6
ARM - 3 Year/6 Month	3	313,115.74	0.16
ARM - 5 Year/6 Month	4	1,156,519.47	0.61
ARM - 3 Year/1 Year	2	619,303.93	0.33
ARM - 3 Year/6 Month-IO	43	11,100,086.61	5.83
ARM - 3 Year/1 Year-IO	34	9,144,091.28	4.8
ARM - 5 Year/1 Year	11	1,781,110.49	0.94
ARM - 5 Year/6 Month-IO	57	15,876,603.20	8.34
ARM - 5 Year/1 Year-IO	126	30,788,837.44	16.17
Total:	742	190,432,853.90	100

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4. Doc Type

			% of
	Number	Current	Current
Doc	of	Principal	Principal
Type	Loans	Balance	Balance
Stated Documentation	351	92,213,098.15	48.42
Full	340	81,219,697.89	42.65
NINA	32	10,588,097.86	5.56
Limited	18	6,059,960.00	3.18
NO Ratio	1	352,000.00	0.18
Total:	742	190,432,853.90	100

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5. Occupancy

			% of
	Number	Current	Current
	of	Principal	Principal
Occupancy	Loans	Balance	Balance
Primary	738	189,639,009.74	99.58
Investment	4	793,844.16	0.42
Total:	742	190,432,853.90	100

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6. Original Principal Bal ($)

			% of
Original	Number	Current	Current
Principal	of	Principal	Principal
Bal ($)	Loans	Balance	Balance
1 - 50,000	2	85,891.08	0.05
50,001 - 100,000	30	2,484,555.01	1.3
100,001 - 150,000	124	15,577,127.08	8.18
150,001 - 200,000	113	19,857,826.57	10.43
200,001 - 250,000	131	29,490,583.54	15.49
250,001 - 300,000	127	34,861,634.69	18.31
300,001 - 350,000	68	21,852,127.76	11.47
350,001 - 400,000	54	20,117,366.46	10.56
400,001 - 450,000	35	14,970,430.31	7.86
450,001 - 500,000	24	11,448,055.37	6.01
500,001 - 550,000	15	7,883,195.42	4.14
550,001 - 600,000	10	5,655,425.26	2.97
600,001 - 650,000	5	3,160,200.00	1.66
650,001 - 700,000	1	652,000.00	0.34
700,001 - 750,000	2	1,468,435.35	0.77
850,001 - 900,000	1	868,000.00	0.46
Total:	742	190,432,853.90	100
Minimum: 38,000.00
Maximum: 868,000.00
Average: 256,673.95
Total: 190,452,068.22

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7. Current Principal Bal($)

			% of
Current	Number	Current	Current
Principal	of	Principal	Principal
Bal($)	Loans	Balance	Balance
1 - 50,000	2	85,891.08	0.05
50,001 - 100,000	30	2,484,555.01	1.3
100,001 - 150,000	124	15,577,127.08	8.18
150,001 - 200,000	113	19,857,826.57	10.43
200,001 - 250,000	131	29,490,583.54	15.49
250,001 - 300,000	127	34,861,634.69	18.31
300,001 - 350,000	68	21,852,127.76	11.47
350,001 - 400,000	54	20,117,366.46	10.56
400,001 - 450,000	35	14,970,430.31	7.86
450,001 - 500,000	24	11,448,055.37	6.01
500,001 - 550,000	15	7,883,195.42	4.14
550,001 - 600,000	10	5,655,425.26	2.97
600,001 - 650,000	5	3,160,200.00	1.66
650,001 - 700,000	1	652,000.00	0.34
700,001 - 750,000	2	1,468,435.35	0.77
850,001 - 900,000	1	868,000.00	0.46
Total:	742	190,432,853.90	100
Minimum: 37,971.08
Maximum: 868,000.00
Average: 256,648.05
Total: 190,432,853.90

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8. Rem Term to Stated Mat

			% of
	Number	Current	Current
Rem Term	of	Principal	Principal
to Stated Mat	Loans	Balance	Balance
301 - 360	742	190,432,853.90	100
Total:	742	190,432,853.90	100

Minimum: 355
Maximum: 360
Weighted Average: 358.6

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9. Stated Original Term

			% of
Stated	Number	Current	Current
Original	of	Principal	Principal
Term	Loans	Balance	Balance
301 - 360	742	190,432,853.90	100
Total:	742	190,432,853.90	100
Minimum: 360
Maximum: 360
Weighted Average: 360.0

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10. Seasoning

			% of
	Number	Current	Current
	of	Principal	Principal
Seasoning	Loans	Balance	Balance
0	140	33,913,666.00	17.81
1	274	68,888,878.52	36.17
2	252	66,935,977.01	35.15
3	43	11,320,757.39	5.94
4	26	7,794,774.98	4.09
5	7	1,578,800.00	0.83
Total:	742	190,432,853.90	100
Minimum: 0
Maximum: 5
Weighted Average: 1.4

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11. Loan Purpose

			% of
	Number	Current	Current
Loan	of	Principal	Principal
Purpose	Loans	Balance	Balance
Purchase	637	164,220,624.39	86.24
Refinance - Cashout	80	20,851,245.51	10.95
Refinance - Rate Term	25	5,360,984.00	2.82
Total:	742	190,432,853.90	100

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12. Property Type

			% of
	Number	Current	Current
Property	of	Principal	Principal
Type	Loans	Balance	Balance
Single Family Residence	402	100,936,924.07	53
PUD	166	43,641,249.91	22.92
Condo	128	32,330,147.26	16.98
2-4 Family	27	9,783,173.53	5.14
Townhouse	19	3,741,359.13	1.96
Total:	742	190,432,853.90	100

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13. Mortgage Rate (%)

			% of
	Number	Current	Current
Mortgage	of	Principal	Principal
Rate (%)	Loans	Balance	Balance
4.251 - 4.500	2	418,000.00	0.22
4.751 - 5.000	3	1,131,274.00	0.59
5.001 - 5.250	21	6,374,534.79	3.35
5.251 - 5.500	34	9,726,152.46	5.11
5.501 - 5.750	58	16,263,590.63	8.54

5.751 - 6.000	106	28,607,271.77	15.02
6.001 - 6.250	117	31,570,067.10	16.58
6.251 - 6.500	122	29,913,739.58	15.71
6.501 - 6.750	95	24,277,763.97	12.75
6.751 - 7.000	74	16,875,286.28	8.86
7.001 - 7.250	37	8,677,254.47	4.56
7.251 - 7.500	30	6,191,044.72	3.25
7.501 - 7.750	16	3,620,893.25	1.9
7.751 - 8.000	12	2,339,463.46	1.23
8.001 - 8.250	7	2,017,442.00	1.06
8.251 - 8.500	6	2,195,120.00	1.15
8.501 - 8.750	1	148,000.00	0.08
9.001 - 9.250	1	85,955.42	0.05
Total:	742	190,432,853.90	100
Minimum: 4.375
Maximum: 9.250
Weighted Average: 6.374

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14. Original Loan-to-Value Ratio (%)

			% of
Original	Number	Current	Current
Loan-to-Value	of	Principal	Principal
Ratio (%)	Loans	Balance	Balance
65.01 - 70.00	1	103,000.00	0.05
70.01 - 75.00	4	1,677,750.00	0.88
75.01 - 80.00	734	188,104,788.23	98.78
80.01 - 85.00	1	263,500.00	0.14
85.01 - 90.00	2	283,815.67	0.15
Total:	742	190,432,853.90	100
Minimum: 68.21
Maximum: 90.00
Weighted Average: 79.90
Weighted Average by Original Balance: 79.90

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15. Lien Status

			% of
	Number	Current	Current
	of	Principal	Principal
Lien Status	Loans	Balance	Balance
1st Lien	742	190,432,853.90	100
Total:	742	190,432,853.90	100

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16. Sim. Second

			% of
	Number	Current	Current
	of	Principal	Principal
Sim. Second	Loans	Balance	Balance
Y	742	190,432,853.90	100
Total:	742	190,432,853.90	100

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17. Combined Loan-to-Value Ratio (%) (includes Sim Seconds)

Combined			% of
Loan-to-Value	Number	Current	Current
Ratio (%)	of	Principal	Principal
(includes Sim Seconds)	Loans	Balance	Balance
80.01 - 85.00	2	1,032,116.58	0.54
85.01 - 90.00	45	14,144,890.34	7.43
90.01 - 95.00	60	17,973,743.17	9.44
95.01 - 100.00	635	157,282,103.81	82.59
Total:	742	190,432,853.90	100
Minimum: 84.99
Maximum: 100.00
Weighted Average: 98.61
Weighted Average by Original Balance: 98.61

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18. LTV gt 80, PMI

			% of
	Number	Current	Current
	of	Principal	Principal
LTV gt 80, PMI	Loans	Balance	Balance
No Insurance	2	283,815.67	51.86
Republic Mtge Ins Co	1	263,500.00	48.14
Total:	3	547,315.67	100

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19. Appraisal Type

			% of
	Number	Current	Current
	of	Principal	Principal
Appraisal Type	Loans	Balance	Balance
2055EO	1	133,306.85	0.07
2055IE	9	1,669,704.00	0.88
FULL	732	188,629,843.05	99.05
Total:	742	190,432,853.90	100

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20. Effective Loan-to-Value Ratio (%)

			% of
Effective	Number	Current	Current
Loan-to-Value	of	Principal	Principal
Ratio (%)	Loans	Balance	Balance
60.01 - 65.00	1	263,500.00	0.14
65.01 - 70.00	1	103,000.00	0.05
70.01 - 75.00	4	1,677,750.00	0.88
75.01 - 80.00	729	186,522,751.23	97.95
80.01 - 85.00	5	1,582,037.00	0.83
85.01 - 90.00	2	283,815.67	0.15
Total:	742	190,432,853.90	100
Minimum: 63.75

Maximum: 90.00
Weighted Average by Original Balance: 79.87
Weighted Average by Current Balance: 79.87

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21. Top 10 States

			% of
	Number	Current	Current
Top 10	of	Principal	Principal
States	Loans	Balance	Balance
California	226	75,319,851.96	39.55
Virginia	61	18,898,383.82	9.92
Florida	77	16,237,850.85	8.53
New York	33	11,132,621.21	5.85
Maryland	34	8,550,798.41	4.49
Illinois	34	7,102,946.49	3.73
Colorado	36	6,579,730.57	3.46
Georgia	41	6,447,890.97	3.39
Nevada	22	4,969,535.35	2.61
Texas	28	4,828,709.38	2.54
Other	150	30,364,534.89	15.95
Total:	742	190,432,853.90	100

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22. FICO Score

			% of
	Number	Current	Current
FICO	of	Principal	Principal
Score	Loans	Balance	Balance
581 - 600	1	216,000.00	0.11
601 - 620	21	4,676,868.00	2.46
621 - 640	81	17,701,095.87	9.3
641 - 660	223	55,012,217.44	28.89
661 - 680	162	40,064,580.99	21.04
681 - 700	90	27,204,934.99	14.29
701 - 720	71	17,798,093.15	9.35

721 - 740	45	13,764,333.12	7.23
741 - 760	23	6,672,607.84	3.5
761 - 780	21	6,226,922.50	3.27
781 - 800	4	1,095,200.00	0.58
Total:	742	190,432,853.90	100
Minimum: 594
Maximum: 797
Weighted Average: 677.0
% UPB missing FICOs: 0.0

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23. Back DTI

			% of
	Number	Current	Current
	of	Principal	Principal
Back DTI	Loans	Balance	Balance
<= 0.00	33	10,940,097.86	5.74
5.01 - 10.00	2	415,192.00	0.22
10.01 - 15.00	5	1,061,670.00	0.56
15.01 - 20.00	2	669,600.00	0.35
20.01 - 25.00	14	2,759,826.83	1.45
25.01 - 30.00	26	4,806,084.17	2.52
30.01 - 35.00	70	15,746,203.73	8.27
35.01 - 40.00	136	33,742,000.85	17.72
40.01 - 45.00	238	60,714,034.68	31.88
45.01 - 50.00	211	58,368,880.75	30.65
50.01 - 55.00	5	1,209,263.03	0.64
Total:	742	190,432,853.90	100
min DTI: 0.00
max DTI: 54.94
nzwa DTI: 41.72

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24. Monthly Payments ($)

			% of
	Number	Current	Current

Monthly	of	Principal	Principal
Payments ($)	Loans	Balance	Balance
0.01 - 1,000.00	243	33,449,615.33	17.57
1,000.01 - 2,000.00	381	101,774,293.72	53.44
2,000.01 - 3,000.00	98	43,178,201.95	22.67
3,000.01 - 4,000.00	17	10,026,307.55	5.27
4,000.01 - 5,000.00	3	2,004,435.35	1.05
Total:	742	190,432,853.90	100
Minimum: 262.46
Maximum: 4,436.53
Average: 1,376.29

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25. IO Flag

			% of
	Number	Current	Current
	of	Principal	Principal
IO Flag	Loans	Balance	Balance
N	56	10,033,054.16	5.27
Y	686	180,399,799.74	94.73
Total:	742	190,432,853.90	100

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26. IO Term

			% of
	Number	Current	Current
	of	Principal	Principal
IO Term	Loans	Balance	Balance
0	56	10,033,054.16	5.27
24	426	113,490,181.21	59.6
36	77	20,244,177.89	10.63
60	183	46,665,440.64	24.5
Total:	742	190,432,853.90	100

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27. Prepay Flag

			% of
	Number	Current	Current
Prepay	of	Principal	Principal
Flag	Loans	Balance	Balance
Prepayment Penalty	519	132,972,315.03	69.83
No Prepayment Penalty	223	57,460,538.87	30.17
Total:	742	190,432,853.90	100

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28. Prepayment Penalty Months

			% of
Prepayment	Number	Current	Current
Penalty	of	Principal	Principal
Months	Loans	Balance	Balance
0	223	57,460,538.87	30.17
12	33	8,973,332.42	4.71
24	333	87,466,810.85	45.93
36	153	36,532,171.76	19.18
Total:	742	190,432,853.90	100
Non-zero Weighted Average Prepay Penalty Term: 26

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U:\ABS\jumbo\indymac\OWN\INDB\INDB 2005-AR1\prelim_083105\indx_altb_prelim_083005.cas
9/8/2005 14:50

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileded and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax , financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevent information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representaion or warranty that such information is accurate or complete. Such information should not be viewed as projections, forcasts, predictions, or opinions with respect to value. Prior to making any investment decisions, a prospective investor shall receive and fully review the final Prospectus . NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.